ACCOUNTS RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
ACCOUNTS RECEIVABLE, NET
Receivables due from partners	¥ 55,729	$ 7,954	¥ 19,656
Receivables due from franchisees	7,504	1,071	8,786
Receivables due from corporate customers	93,097	13,288	82,809
Accounts receivable	156,330	22,313	111,251
Allowance for credit losses	0	0	0
Accounts receivable, net	¥ 156,330	$ 22,313	¥ 111,251